UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

JMP Group LLC

(Exact name of registrant as specified in its charter)
Commission File Number: 333-198264

Delaware (State or other jurisdiction of incorporation)	47-1632931 (IRS Employer Identification No.)

600 Montgomery Street, Suite 1100 San Francisco, CA 94111 (Address of principal executive offices, including zip code)

415-835-8900 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective February 29, 2016, Mr. Kent Ledbetter has been appointed Vice Chairman of JMP Group LLC (the “Company”).  Mr. Ledbetter will transition from the Head of Investment Banking at JMP Securities LLC, a subsidiary of the Company, to assume a senior leadership role with JMP Asset Management LLC (“JMPAM”), a subsidiary of the Company, where his responsibilities will include driving the growth of JMPAM’s private equity and asset management businesses. Mr. Ledbetter will no longer be a Section 16 Officer but will continue as a member of the Company’s executive committee.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP Group LLC

Date: March 3, 2016	By:	/s/ Joseph A. Jolson
Joseph A. Jolson
Chief Executive Officer